UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 ___________________________

FORM 8-K

 ___________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2017

Date of report (Date of earliest event reported)

Viad Corp

(Exact Name of Registrant as Specified in Charter)

___________________________

Delaware	001-11015	36-1169950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona		85004-4565
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 207-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)   Viad Corp (the “Company”) held its annual meeting of shareholders on May 18, 2017, in Phoenix, Arizona (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s shareholders approved the 2017 Viad Corp Omnibus Incentive Plan (the “2017 Plan”), which was adopted by our Board of Directors (the “Board”) on February 22, 2017, subject to shareholder approval at the 2017 Annual Meeting. The effective date of the 2017 Plan is May 18, 2017.

The 2017 Plan replaced the Company’s 2007 Viad Corp Omnibus Stock Plan (the “2007 Plan”) as the vehicle used to make annual and long-term equity incentive awards. From and after the effective date of the 2017 Plan, no further awards may be made under the 2007 Plan, although awards previously granted under the 2007 Plan will remain outstanding in accordance with their respective terms. A description of the material terms and conditions of the 2017 Plan is provided on pages 58 – 66 of Viad’s proxy statement for the 2017 Annual Meeting filed with the SEC on April 10, 2017 (the “Proxy Statement”).

The description of the 2017 Plan is qualified in its entirety by reference to the full text of the 2017 Plan attached hereto as Exhibit 10.1 which is incorporated by reference into this Item 5.02.

Copies of the forms of Restricted Stock Agreement – Non-Employee Directors, Restricted Stock Agreement – Executives, and Restricted Stock Units Agreement, which will be used for awards under the 2017 Plan are attached hereto as Exhibits 10.2, 10.3, and 10.4, respectively.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)   On May 18, 2017, the Company held its annual meeting of shareholders. A total of 18,672,873 shares of the Company’s Common Stock, or 91.62% of outstanding shares of Common Stock, were represented in person or by proxy at the 2017 Annual Meeting.

(b)   The following proposals are described in detail in the Company’s Proxy Statement. The final voting results for each of the matters submitted to a shareholder vote at the 2017 Annual Meeting are set forth below:

Proposal One: Election of Directors. The Company’s shareholders reelected all director nominees in an uncontested election, based on the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward E. Mace	16,664,570	1,136,640	16,411	855,252
Joshua E. Schechter	17,655,693	139,643	22,285	855,252

Proposal Two: Ratification of Viad’s Independent Public Accountants for 2017. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as its independent registered public accountants for the 2017 fiscal year, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
17,569,532	1,083,164	20,177	0

Proposal Three: Advisory Approval of Named Executive Officer Compensation. The Company’s shareholders approved on an advisory basis named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
17,601,557	195,475	20,589	855,252

Proposal Four: Advisory vote on the frequency of holding future advisory votes on compensation of named executive officers. The Company’s shareholders recommended on an advisory basis that we conduct future executive compensation votes every year, based on the following voting results:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
13,189,235	41,068	4,555,505	31,813	855,252

In line with this recommendation by the Company’s shareholders, the Board has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation or until the Board otherwise determines that a different frequency for advisory votes on named executive officer compensation is in the best interest of shareholders. The Company is required to hold votes on such frequency every six years.

Proposal Five: Proposal to approve the 2017 Viad Corp Omnibus Incentive Plan. The Company’s shareholders approved the 2017 Viad Corp Omnibus Incentive Plan, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
16,181,149	1,613,215	23,257	855,252

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

10.1	2017 Viad Corp Omnibus Incentive Plan, effective as of May 18, 2017.
10.2	Form of Restricted Stock Agreement – Non-Employee Directors, effective as of May 18, 2017, pursuant to the 2017 Viad Corp Omnibus Incentive Plan.
10.3	Form of Restricted Stock Agreement – Executives, effective as of May 18, 2017, pursuant to the 2017 Viad Corp Omnibus Incentive Plan.
10.4	Form of Restricted Stock Units Agreement, effective as of May 18, 2017, pursuant to the 2017 Viad Corp Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

May 23, 2017	By:	/s/ Deborah J. DePaoli
Name: Deborah J. DePaoli
Title: General Counsel and Secretary